PIMCO Funds

Supplement dated January 16, 2019 to the Asset Allocation Funds Prospectus

dated July 30, 2018, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Global Multi-Asset Fund (the “Fund”)

Effective immediately, the Fund is jointly and primarily managed by Mihir Worah, Erin Browne and Geraldine Sundstrom. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mihir Worah, Erin Browne and Geraldine Sundstrom. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO and has managed the Fund since January 2014. Ms. Browne is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since January 2019. Ms. Sundstrom is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since July 2015.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Multi-Asset	Erin Browne	1/19

Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO’s asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset Management, helping to drive the firm’s macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O’Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor’s degree in economics from Georgetown University.

PIMCO Global Multi-Asset	Geraldine Sundstrom	7/15

Managing Director, PIMCO. Ms. Sundstrom is a portfolio manager in the London office, focusing on asset allocation strategies. Prior to joining PIMCO in 2015, she was a partner and portfolio manager at Brevan Howard, where she led the Emerging Markets Strategies Fund. Previously, she was a portfolio manager at Moore Capital Management. She has investment experience since 1996 and holds a master’s degree in finance from Birkbeck College at London University and two degrees from Universite Paris Dauphine.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO Global Multi-Asset

PIMCO Multi-Strategy

Alternative

PIMCO REALPATH®

Income

PIMCO REALPATH® 2020

PIMCO REALPATH® 2025

PIMCO REALPATH® 2030

PIMCO REALPATH® 2035

PIMCO REALPATH® 2040

PIMCO REALPATH® 2045

PIMCO REALPATH® 2050

PIMCO REALPATH® 2055

	Mihir Worah	1/14 12/14* 12/15 12/15 12/15 12/15 12/15 12/15 12/15 12/15 12/15

CIO Real Return and Asset Allocation and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has investment experience since 2003 and holds a Ph.D. in theoretical physics from the University of Chicago.

*	Inception of the Fund.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated January 16, 2019 to the

Statement of Additional Information dated July 30, 2018, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Global Multi-Asset Fund (the “Fund”)

Effective immediately, the Fund is jointly and primarily managed by Mihir Worah, Erin Browne and Geraldine Sundstrom.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. As of December 31, 2018, Ms. Browne did not manage any other accounts.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective January 16, 2019, the PIMCO Global Multi-Asset Fund is jointly and primarily managed by Mihir Worah, Erin Browne and Geraldine Sundstrom. Information pertaining to accounts managed by Ms. Browne is as of December 31, 2018.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Browne[3]	PIMCO Global Multi-Asset	None

[3]	Effective January 16, 2019, Ms. Browne co-manages the PIMCO Global Multi-Asset Fund. Information for Ms. Browne is as of December 31, 2018.

Investors Should Retain This Supplement for Future Reference

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